MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
17a-7  (PORTFOLIO TRADES WITH  AFFILIATES)
FOR THE PERIOD  MAY 1, 1999 -JULY 31 , 1999



TRANSACTION				SHARES/	LOCAL			US $	SELLER
DATE	SECURITY			PAR	PRICE	CURRENCY	VALUE		BUYER


EUROPEAN REAL ESTATE PORTFOLIO
06/29/99 Compagnie Fonciere Klepierre	1,220 	91.9000 	EU	115,930 MSDWIF
European Real Estate Portfolio
											MSDWISEC Internat'l Retail Fund
07/12/99 Dunloe Ewart Plc		63,900 	0.3850 		EU	24,940 	MSDWIF European Real
Estate Portfolio
											Ducato Gestioni Real Estate
07/12/99 NHP Plc			5,300 	1.7000 		UK	14,017 	MSDWIF European Real Estate
Portfolio
											MS SICAV Global Small Cap
07/15/99 Fonciere Klepierre		760 	91.2500 	EU	70,882 	MSDWIF European
Real Estate Portfolio
											Ducato Gestioni Real Estate
07/16/99 Sponda OYJ			10,700 	4.6100 		EU	52,506 	MSDWIF European
 Real Estate Portfolio
											MS SICAV Euro Real Estate
07/21/99 Dunloe Ewart Plc		80,900 	0.3850 		EU	32,800 	MSDWIF European Real
Estate Portfolio
											Stichting Pensioenfonds Buhrmann
07/21/99 Dunloe Ewart Plc		247,040 0.3850 		EU	100,159 MSDWIF European Real
Estate Portfolio
											Ducato Gestioni Real Estate
07/26/99 Castellum AB			5,780 	77.5000		SW	53,932 	MSDWIF European Real
Estate Portfolio
											MSDWISEC Internat'l Retail Fund
07/26/99 Diligentia AB			6,600 	65.0000 	SW	51,806 	MSDWIF European Real
Estate Portfolio
											MSDWISEC Internat'l Retail Fund
07/26/99 Tornet Fastghets AB		2,550 	114.5000	SW	35,153 	MSDWIF
 European Real Estate Portfolio
											MSDWISEC Internat'l Retail Fund


GLOBAL EQUITY PORTFOLIO
05/07/99 Bayer AG			1,500 	39.4500 	EU	63,838 	Manufacturers Investment Trust
											MSDWIF Global Equity Portfolio
05/07/99 BF Goodrich			2,000 	45.0000 	US	90,000 	MSDWIF Global Equity
Portfolio
											Manufacturers Investment Trust
05/07/99 Elf Acquitance			1,100 	140.5000 	EU	166,728 MSDWIF Global Equity
Portfolio
											Manufacturers Investment Trust
05/07/99 Holderbank Finance Glaris-B	30 	1,943.0000 	SX	39,092 	MSDWIF
 Global Equity Portfolio
											Manufacturers Investment Trust
05/07/99 Koninklijke Philips Electronics3,000 	80.7500 	EU	261,338
Manufacturers Investment Trust
											MSDWIF Global Equity Portfolio
05/07/99 Rhone-Poulenc-A		1,700 	45.8000 	EU	83,995 	MSDWIF Global Equity
Portfolio
											Manufacturers Investment Trust
05/07/99 Unicom Corporation		500 	39.6250 	US	19,812 	MSDWIF Global Equity
Portfolio
											Manufacturers Investment Trust
05/10/99 Fuji Photo Film Japan		2,000 	4,590.0000 	JN	76,119 	MSDWIF Global
Equity Portfolio
											Manufacturers Investment Trust
05/13/99 Cadiz Land Company Inc.	46,000 	9.0000 		US	413,986 MSDWIF Global
Equity Portfolio
											Manufacturers Investment Trust
07/15/99 NCR Corporation		1,700 	52.6250 	US	89,463 	Metal Industries
Provident Fund
											MSDWIF Global Equity Portfolio
07/15/99 NCR Corporation		10,000 	52.6250 	US	526,250 Bireley's Orange Japan
											MSDWIF Global Equity Portfolio
07/16/99 BJS Wholesale Club Inc.	850 	31.4575 	US	26,721 	MSDWIF Global
Equity Portfolio
											Fortis Series Fund
07/16/99 BJS Wholesale Club Inc.	2,400 	31.4575 	US	75,447 	MSDWIF Global
Equity Portfolio
											Spicers Financial Services Ltd
07/16/99 BJS Wholesale Club Inc.	3,050 	31.4575 	US	95,881 	MSDWIF Global
Equity Portfolio
											New Zealand Guardian Trust
07/16/99 BJS Wholesale Club Inc.	600 	31.4575 	US	18,862 	MSDWIF Global
Equity Portfolio
											AMAS Limited
07/16/99 BJS Wholesale Club Inc.	4,900 	31.4575 	US	154,039 MSDWIF
Global Equity Portfolio
											Advance Asset Management
07/16/99 BJS Wholesale Club Inc.	850 	31.4575 	US	26,721 	MSDWIF
Global Equity Portfolio
											Metal Industries Provident Fund
07/16/99 BJS Wholesale Club Inc.	200 	31.4575 	US	6,287 	MSDWIF Global Equity
Portfolio
											MSDW OEIC Global Equity Fund
07/16/99 BJS Wholesale Club Inc.	600 	31.4575 	US	18,862 	MSDWIF Global
Equity Portfolio
											Southland
07/19/99 Cadiz Inc.			1,300 	9.8750 		US	12,838 	Kuwait Fund For Arab
Economic Developmt
											MSDWIF Global Equity Portfolio
07/19/99 Cadiz Inc.			33,400 	9.8750 		US	329,825 Bireley's Orange Japan
											MSDWIF Global Equity Portfolio
07/19/99 Comsat Corp.			9,850 	35.9375 	US	353,984 MS SICAV Global Equity
											MSDWIF Global Equity Portfolio



* All Transactions were completed in accordance with Rule 17a-7 and Board-approved Rule 17a-7 procedures.



EU - European Monetary Unit
UK -British Pound
SW -Swedish Krona
US -United States Dollar
SX -Swiss Franc
JN -Japanese Yen